UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2009

The Scotts Miracle-Gro Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-11593	31-1414921
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio		43041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	937-644-0011

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreement of Mark R. Baker

On December 10, 2009, The Scotts Company LLC ("Scotts LLC"), a wholly-owned subsidiary of The Scotts Miracle-Gro Company (the "Company"), and Mark R. Baker, the Company's President and Chief Operating Officer, entered into a first amendment (the "First Amendment") to Mr. Baker’s existing employment agreement, which has been effective since October 1, 2008 (the "Employment Agreement").

At the time of Mr. Baker’s hiring, it was contemplated that he would relocate to the Central Ohio area from Minnesota. Since that time, Mr. Baker, in consultation with members of the Company’s Board of Directors, has determined to maintain his primary residence in Minnesota. In recognition of the fact that he will continue to commute to Central Ohio for the next several years, the Compensation and Organization Committee of the Company’s Board of Directors (the "Compensation Committee") has determined to provide Mr. Baker with a compensatory monthly commuting allowance of $35,000, beginning in the Company's 2010 fiscal year.

In an effort to mitigate the cost increase to the Company associated with providing the commuting allowance, Mr. Baker agreed to restructure his total compensation package to reduce the minimum grant date value of his long-term equity-based compensation by $240,000 per year, beginning in the 2010 fiscal year. The Compensation Committee believes that the approved approach is fair and equitable to the Company and Mr. Baker.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the Employment Agreement is attached as Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:
Not applicable.

(b) Pro forma financial information:
Not applicable.

(c) Shell company transactions:
Not applicable.

(d) Exhibits:

10.1 - Employment Agreement for Mark R. Baker, effective as of October 1, 2008 - Incorporated herein by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008 (File No. 1-11593)[Exhibit 10.17]

10.2 - First Amendment to Employment Agreement of Mark R. Baker, effective as of December 10, 2009 - Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Scotts Miracle-Gro Company

December 16, 2009	By:	/s/ Vincent C. Brockman

Name: Vincent C. Brockman
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.2	First Amendment to Employment Agreement of Mark R. Baker, effective as of December 10, 2009